Exhibit 99.1

UNAUDITED PRO FORMA CONDENSED
COMBINED FINANCIAL INFORMATION

(in Dollars)

On June 7, 2018, pursuant to Rule 2.7 of the Takeover Code, Pareteum and Artilium released the Offer Announcement disclosing the terms on which Pareteum intends to make a recommended offer to acquire the issued and to be issued ordinary shares of Artilium in a cash and stock transaction. Under the terms of the Offer, Artilium shareholders will be entitled to receive, for each Artilium ordinary share held by such shareholders, 1.9 pence in cash and 0.1016 new shares of Pareteum common stock. The Acquisition is to be effected by means of a court-sanctioned scheme of arrangement between Artilium and Artilium shareholders under the UK Companies Act 2006, as amended.

The following unaudited pro forma condensed combined financial information gives effect to the Acquisition, which includes adjustments for the following:

•	the conversion of Artilium’s historical financial statements from Euros to U.S. Dollars;

•	the conversion of Artilium’s historical financial statements prepared in accordance with IFRS to U.S. GAAP;

•	certain reclassifications to conform Artilium’s historical financial statement presentation to Pareteum’s presentation; and

•	transaction costs in connection with the Acquisition.

The following unaudited pro forma condensed combined statements and related notes are based on and should be read in conjunction with (i) the historical consolidated financial statements of Pareteum and the related notes included in Pareteum’s Annual Report on Form 10-K for the year ended December 31, 2017 which was filed with the SEC on March 30, 2018 and the historical unaudited consolidated financial statements of Pareteum and related notes included in Pareteum’s Quarterly report on Form 10-Q for the period ended March 31, 2018 which was filed with the SEC on May 11, 2018, each of which is incorporated by reference in this document, and (ii) the audited consolidated financial statements of Artilium for the years ended June 30, 2017 and 2016 and the related notes and the unaudited condensed consolidated financial statements of Artilium for each of the nine months ended March 31, 2018 and March 31, 2017 and related notes contained herein.

The unaudited pro forma condensed combined statements of income for the three months ended March 31, 2018 and the year ended December 31, 2017 combine the historical consolidated statements of income of Pareteum and Artilium, giving effect to the Acquisition as if it had been completed on January 1, 2017. The accompanying unaudited pro forma condensed combined statement of financial position as of March 31, 2018 combines the historical condensed combined statements of financial position of Pareteum and Artilium, giving effect to the Acquisition as if it had been completed on March 31, 2018.

The historical consolidated financial information has been adjusted in the pro forma financial statements to give effect to pro forma events that are (i) directly attributable to the Acquisition, (ii) factually supportable and (iii) with respect to the unaudited pro forma condensed combined statements of income, expected to have a continuing effect on the combined results of Pareteum and Artilium. The statements contained herein do not reflect the costs of any integration activities or benefits that may result from the realization of future cost savings from operating efficiencies, or any other synergies that may result from the Acquisition.

The statements and related notes are being provided for illustrative purposes only and do not purport to represent what the combined company’s actual results of operations or financial position would have been had the Acquisition been completed on the dates indicated, nor are they necessarily indicative of the combined company’s future results of operations or financial position for any future period.

The pro forma adjustments are based upon available information and certain assumptions as described in the accompanying notes to the unaudited pro forma condensed combined financial information which management believes are reasonable under the circumstances. Actual results may differ materially from the assumptions within the accompanying unaudited pro forma condensed combined financial information.

Pareteum Corporation
Unaudited Pro Forma Condensed Combined Statement of Financial Position
As of March 31, 2018

		Artilium plc
	Historical Pareteum	Historical U.S. Dollars (IFRS)	Pro Forma Reclassification Adjustments [Note 1]	Pro Forma (U.S. GAAP)	Pro Forma Adjustments (Note 2)	Pro Forma Condensed Combined
ASSETS
Current assets:
Cash and cash equivalents	$15,988,645	$2,736,476	$-	$2,736,476	$(15,467,248)	$3,257,873
Accounts receivable, net	1,954,495	4,272,654	-	4,272,654		6,227,149
Other current assets	1,153,742	99,284	-	99,284		1,253,026
Total current assets	19,096,882	7,108,414	-	7,108,414	(15,467,248)	10,738,048

Investments	3,230,208	7,878,935	-	7,878,935	(11,109,143)	-

Fixed assets, net	4,176,199	612,112	-	612,112		4,788,311

Note receivable	601,583	-	-	-		601,583

Intangible assets	-	3,440,932	-	3,440,932		3,440,932

Other assets	93,730	-	-	-		93,730

Goodwill	-	25,407,871	153,507	25,561,378	82,991,482	108,552,860

TOTAL ASSETS	$27,198,602	$44,448,264	$153,507	$44,601,771	$56,415,091	$128,215,464

LIABILITIES AND STOCKHOLDER’S EQUITY

Current liabilities:
Accounts payable	2,286,347	$3,830,530	$201,803	4,032,333		$6,318,680
Line of credit	-	-	-	-		-
Other current liabilities	5,157,202	616,226	-	616,226		5,773,428
Deferred revenue - current		2,468,624	77,902	2,546,526		2,546,526
Convertible notes	118,813	-	-	-		118,813
Loans payable	-	12,325	-	12,325		12,325
Total current liabilities	7,562,362	6,927,705	279,705	7,207,410	-	14,769,772

Long-term liabilities
Derivative liabilities	1,911,381	-	-	-		1,911,381
Deferred tax liabilities	-	234,966	-	234,966		234,966
Deferred revenue - long-term	-	4,151,548	(279,705)	3,871,843		3,871,843
Other long term liabilities	738,208	518,266	-	518,266		1,256,474
Total current and long-term liabilities	10,211,951	11,832,485	-	11,832,485	-	22,044,436

Stockholder's equity:
Preferred shares	-	-	-	-		-
Common stock	324,866,254	24,418,230	-	24,418,230	71,569,347	420,853,831
Additional paid in capital	-	66,250,916	222,667	66,473,583	(66,473,583)	-
Treasury stock	-	(2,458,068)	-	(2,458,068)	2,458,068	-
Accumulated other comprehensive loss	(6,202,289)	2,296,813	-	2,296,813	(2,296,813)	(6,202,289)
Accumulated deficit	(301,677,314)	(57,892,112)	(69,160)	(57,961,272)	51,158,072	(308,480,514)
Total stockholder's equity	16,986,651	32,615,779	153,507	32,769,286	56,415,091	106,171,028

TOTAL LIABILITIES AND EQUITY	$27,198,602	$44,448,264	$153,507	$44,601,771	$56,415,091	$128,215,464

Pareteum Corporation

Unaudited Pro Forma Condensed Combined Statement of Operations

For the Three Months Ended March 31, 2018

		Artilium plc
	Historical Pareteum	Historical U.S. Dollars (IFRS)	Pro Forma Reclassification Adjustments [Note 1]	Pro Forma (U.S. GAAP)	Pro Forma Adjustments (Note 2)	Pro Forma Condensed Combined
Revenue	$4,112,570	$6,383,434	$-	$6,383,434	-	$10,496,004
Cost of revenue	1,194,523	3,326,877	-	3,326,877		4,521,400
Gross profit	2,918,047	3,056,557	-	3,056,557	-	5,974,604
Operating expenses:
Selling, general and administrative	4,751,585	3,825,282	24,370	3,849,652	6,803,200	15,404,437

Loss before other income / (expenses)	(1,833,538)	(768,725)	(24,370)	(793,095)	(6,803,200)	(9,429,833)

Interest expense	(50,562)	(24,016)	-	(24,016)	-	(74,666)
Changes in derivative liabilities	(313,733)	-	-	-	-	(313,733)
Other income	69,545	-	-	-	-	69,545
Amortization of deferred financing costs	(6,142)			-	-	(6,142)

Net loss before income tax	(2,134,518)	(792,741)	(24,370)	(817,111)	(6,803,200)	(9,754,829)
Benefit for income taxes	(418)	(61,235)	-	(61,235)	-	(61,653)

Net Loss	(2,134,100)	(731,506)	(24,370)	(755,876)	(6,803,200)	(9,693,176)
Foreign currency loss	104,402	(1,890,429)	-	(1,890,429)	-	(1,786,027)
Change in fair value of available for sale securities	-	851,068	-	851,068	-	851,068

Comprehensive Loss	$(2,029,698)	$(1,770,867)	$(24,370)	$(1,795,237)	$(6,803,200)	$(10,628,135)

Net income (loss) per common share from continuing operations:

Basic	$(0.04)	$(0.01)	-	$(0.01)	$(0.18)	$(0.12)
Diluted	$(0.04)	$(0.01)	-	$(0.01)	$(0.18)	$(0.12)

Weight average common share outstanding:
Basic	50,062,434	353,732,000	-	353,732,000	37,852,076	87,914,510
Diluted	50,062,434	353,732,000	-	353,732,000	37,852,076	87,914,510

Pro forma adjustments

The pro forma adjustments are based on our preliminary estimates and assumptions that are subject to change. The following adjustments have been reflected in the unaudited pro forma condensed combined financial information:

Adjustments to the pro forma condensed combined balance sheet:

1)	Note 1 reflects the conversion of the Artilium financial statements from IFRS to U.S. GAAP; and

2)	Note 2 reflect the purchase price and preliminary estimate of goodwill, which represents the excess of the purchase price over the fair value of assets acquired of Artilium.

Artilium, plc is a UK public company whose audited financial statements are presented under IFRS. In connection with Pareteum’s planned acquisition of Artilium, the combined consolidated balance sheets and statements of operations of both entities, as of as of March 31, 2018 and for the quarter ended were prepared. The following entry was made to convert Artilium’s IFRS financial statements to U.S. GAAP:

Note 1	Goodwill	153,507
	Accumulated deficit	44,791
	Deferred revenues - long-term	279,705
	Selling, general and administrative	24,370
	Accounts payable		$201,803
	Deferred revenues - current		77,902
	Additional paid in capital		222,667

 The above entry represents the following adjustments:

1)	Adjustment to increase goodwill with a corresponding credit to additional paid in capital of $153,507 due to fair value adjustment on the shares to be issued as consideration in the acquisition of IDM.
2)	Adjustment to record stock-based compensation expense for options granted to two officers of Artilium, plc in July 2017 in the amount of $44,791 and $24,370 for the year ended December 31, 2017 and for the quarter ended March 31, 2018 with a corresponding credit to additional paid in capital of $69,161.
3)	Adjustment to correct the overstatement in deferred revenue-long-term of $279,705 and to reclass accruals of $201,803 which were erroneously classified as deferred-current to accounts payable.

The following adjustments represent the acquisition and consolidation of Artilium by Pareteum.

Note 2	Common stock	24,418,230
	Additional paid-in capital	66,473,583
	Treasury stock		2,458,068
	Accumulated other comprehensive gain (loss)	2,296,813
	Accumulated deficit		57,961,272
	Goodwill	82,991,482
	Professional Fees - M&A	6,803,200
	Cash		8,864,348
	Cash - M&A Costs		6,602,900
	Investments		11,109,143
	Common Stock		95,787,177
	Common Stock - M&A Fees		200,400

As a part of the acquisition Pareteum acquired Artillium in a common stock purchase and Note 2 represents the entry:

1)	All Artilium shareholder’s equity balances are adjusted by $32,769,286 to reflect the transaction as if completed. Goodwill for the difference of net assets acquired and fair market value totals approximately $82,991,482.
2)	Cash payments for the acquisition and professional fees for the transaction are approximately $8,864,348 and $6,602,900.
3)	Additional professional fees are to be paid in stock in the amount of approximately $200,400. The elimination of net investment between companies is approximately $11,109,143.
4)	Pareteum will issue equity of approximately $95,787,177 to complete the transaction.

Pareteum Corporation
Unaudited Pro Forma Condensed Combined Statement of Financial Position
For the Year Ended December 31, 2017

		Artilium plc
	Historical Pareteum	Historical U.S. Dollars (IFRS)	Pro Forma Reclassification Adjustments [Note 1]	Pro Forma (U.S. GAAP)	Pro Forma Adjustments (Note 2)	Pro Forma Condensed Combined
ASSETS
Current assets:
Cash and cash equivalents	$13,737,675	$3,499,113	$-	$3,499,113	$(15,467,248)	$1,769,540
Accounts receivable, net	2,058,284	4,725,090	(1,081,760)	3,643,330	-	5,701,614
Other current assets	900,369	134,312	-	134,312	-	1,034,681
Total current assets	16,696,328	8,358,515	(1,081,760)	7,276,755	(15,467,248)	8,505,835

Investments	3,230,208	6,596,487	-	6,596,487	(9,826,695)	-
Fixed assets, net	4,713,710	545,494	-	545,494	-	5,259,204
Note receivable	594,520	-	-	-	-	594,520
Intangible assets	-	3,749,141	-	3,749,141	-	3,749,141
Other assets	91,267	-	-	-	-	91,267
Goodwill	-	20,549,865	-	20,549,865	85,315,016	105,864,881

TOTAL ASSETS	$25,326,033	$39,799,502	$(1,081,760)	$38,717,742	$60,021,073	$124,064,848

LIABILITIES AND STOCKHOLDER’S EQUITY

Current liabilities:
Accounts payable	$1,978,726	$2,749,261	$(187,743)	$2,561,518	-	$4,540,244
Other current liabilities	5,493,116	119,986	-	119,986	-	5,613,102
Deferred revenue - current	-	2,260,347	(285,507)	1,974,840	-	1,974,840
Convertible notes	66,000	-	-	-	-	66,000
Loans payable	-	11,999	-	11,999	-	11,999
Total current liabilities	7,537,842	5,141,593	(473,250)	4,668,343	-	12,206,185

Long-term liabilities
Derivative liabilities	1,597,647	-	-	-	-	1,597,647
Deferred tax liabilities	-	314,282	-	314,282	-	314,282
Deferred revenue - long-term	-	4,344,608	(608,510)	3,736,098	-	3,736,098
Other long term liabilities	769,011	835,715	-	835,715	-	1,604,726
Total current and long-term liabilities	9,904,500	10,636,198	(1,081,760)	9,554,438	-	19,458,938

Stockholder's equity:
Preferred shares	-	-	-	-	-	-
Common stock	321,271,437	23,484,192	-	23,484,192	72,503,385	417,259,014
Additional paid-in capital	-	62,156,505	44,791	62,201,296	(62,201,296)	-
Treasury stock	-	(2,458,068)	-	(2,458,068)	2,458,068	-
Accumulated other comprehensive gain (loss)	(6,306,691)	3,141,281	-	3,141,281	(3,141,281)	(6,306,691)
Accumulated deficit	(299,543,213)	(57,160,606)	(44,791)	(57,205,397)	50,402,197	(306,346,413)
Total stockholder's equity	15,421,533	29,163,304	-	29,163,304	60,021,073	104,605,910

TOTAL LIABILITIES AND STOCKHOLDER’S EQUITY	$25,326,033	$39,799,502	$(1,081,760)	$38,717,742	$60,021,073	$124,064,848

Pareteum Corporation

Unaudited Pro Forma Condensed Combined Statement of Operations

For the 12 month period ended December 31, 2017

		Artilium plc
	Historical Pareteum	Historical U.S. Dollars (IFRS)	Pro Forma Reclassification Adjustments [Note 1]	Pro Forma (U.S. GAAP)	Pro Forma Adjustments (Note 2)	Pro Forma Condensed Combined
Revenue	$13,547,507	$12,246,485	$-	$12,246,485	-	$25,793,992
Cost of revenue	3,683,609	2,943,919	-	2,943,919	-	6,627,528
Gross profit	9,863,898	9,302,566	-	9,302,566		19,166,464
Operating expenses:
Selling, general and administrative	18,651,085	10,684,607	44,791	10,729,398	6,803,200	36,183,683
Income before other income / (expenses)	(8,787,187)	(1,382,041)	(44,791)	(1,426,832)	(6,803,200)	(17,017,219)

Interest expense	(4,890,900)	(243,605)	-	(243,605)	-	(5,134,505)
Changes in derivative liabilities	794,691	-	-	-	-	794,691
Other income	705,140	-	-	-	-	705,140
Amortization of deferred financing costs	(177,519)	-	-	-	-	(177,519)

Net income before income tax	(12,355,775)	(1,625,646)	(44,791)	(1,670,437)	(6,803,200)	(20,829,412)
Provision (benefit) for income taxes	107,205	(301,008)	-	(301,008)		(193,803)

Net Loss	(12,462,980)	(1,324,638)	(44,791)	(1,369,429)	(6,803,200)	(20,635,609)
Foreign currency translation gain (loss)	(1,219,782)	810,157	-	810,157	-	(409,625)
Change in fair value of available for sale securities	-	2,331,124	-	2,331,124	-	2,331,124

Comprehensive Loss	$(13,682,762)	$1,816,643	$(44,791)	$1,771,852	$(6,803,200)	$(18,714,110)

Net income (loss) per common share from continuing operations:
Basic	$(0.84)	$(0.01)	$-	$(0.01)	$(0.18)	$(0.35)
Diluted	$(0.84)	$(0.01)	$-	$(0.01)	$(0.18)	$(0.38)

Weight average common share outstanding:
Basic	16,338,156	316,418,000	-	316,418,000	37,852,076	54,190,232
Diluted	16,338,156	316,418,000	-	316,418,000	37,852,076	54,190,232

Pro forma adjustments

The pro forma adjustments are based on our preliminary estimates and assumptions that are subject to change. The following adjustments have been reflected in the unaudited pro forma condensed combined financial information:

Adjustments to the pro forma condensed combined balance sheet:

1)	Note 1 reflects the conversion of the Artilium financial statements from IFRS to U.S. GAAP; and

2)	Note 2 reflect the purchase price and preliminary estimate of goodwill, which represents the excess of the purchase price over the fair value of assets acquired of Artilium.

Artilium, plc is a UK public company whose audited financial statements are presented under IFRS. In connection with Pareteum’s planned acquisition of Artilium, the combined consolidated balance sheets and statements of operations of both entities, as of December 31, 2017 and for the year then ended were prepared. The following entry was made to convert Artilium’s IFRS financial statements to U.S. GAAP:

Note 1	Accounts payable	187,743
	Deferred revenues - current	285,507
	Deferred revenues - long-term	608,510
	Selling, general and administrative	44,791
	Accounts receivable		1,081,760
	Additional paid in capital		44,791

The above entry represents the following adjustments:

1)	Adjustment to accounts payable, deferred revenues-current and deferred revenues – long-term of $187,743, $285,507 and $608,510, respectively, with a corresponding credit to accounts receivable of $1,081,760 to correct the overstatement in deferred revenue for amounts billed but not collected as of December 31, 2017.
2)	Adjustment to increase selling, general and administrative by $44,791 with a corresponding credit to additional paid in capital to record stock-based compensation for options granted to two officers of Artilium, plc.

The following adjustments represent the acquisition and consolidation of Artilium by Pareteum.

Note 2	Common stock	23,484,192
	Additional paid-in capital	62,201,296
	Treasury stock		2,458,068
	Accumulated other comprehensive gain (loss)	3,141,281
	Accumulated deficit		57,205,397
	Goodwill	85,315,016
	Professional Fees - M&A	6,803,200
	Cash		8,864,348
	Cash - M&A Costs		6,602,900
	Investments		9,826,695
	Common Stock		95,787,177
	Common Stock - M&A Fees		200,400

	To record purchase of Artillium plc

As a part of the acquisition Pareteum acquired Artillium in a common stock purchase and Note 2 represents the entry:

1)	All Artilium shareholder’s equity balances are adjusted by $32,769,286 to reflect the transaction as if completed. Goodwill for the difference of net assets acquired and fair market value totals approximately $82,991,482.
2)	Cash payments for the acquisition and professional fees for the transaction are approximately $8,864,348 and $6,602,900.
3)	Additional professional fees are to be paid in stock in the amount of approximately $200,400. The elimination of net investment between companies is approximately $11,109,143.
4)	Pareteum will issue equity of approximately $95,787,177 to complete the transaction.